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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 March 18, 2005

                               TRANSGENOMIC, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                                         000-30975
     (State of Formation)                           (Commission File Number)

                                    911789357
                      (IRS Employer Identification Number)

               12325 Emmet Street
                    Omaha, NE                                   68164
     (Address of principal executive offices)                 (Zip Code)

                                 (402) 452-5400
              (Registrants' telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        On March 18, 2005, Laurus Master Fund, Ltd. ("Laurus") agreed to extend the waiver of the borrowing base limitation in the Registrant's $7.5 million revolving line of credit from March 19, 2005 until March 31, 2006. The extension allows the Registrant to borrow up to the entire $7.5 million under the line of credit through such date notwithstanding the level of its assets making up the borrowing base as set forth under the terms of the Security Agreement, dated December 3, 2003, by and between Laurus and the Registrant.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

        On March 18, 2005, Laurus converted $1,879,200 of the principal amount of the Secured Convertible Minimum Borrowing Note Series B, dated December 3, 2003 (the "Note") into 3,600,0000 shares of the Registrant's common stock, par value $.01 per share ("Common Stock"). In addition, on December 3, 2004, Laurus converted $150,000 of the principal amount and $75,758.68 of accrued interest of the Note into 225,759 shares of the Registrant's Common Stock. In addition, on January 11, 2005, Laurus converted $50,000 of the principal amount of the Note into 50,000 shares of the Registrant's Common Stock. The shares were issued in reliance on the exemption set forth in Section 4(2) of the Securities Act of 1933, as amended.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

99.1 Press Release, dated March 18, 2005, announcing that the extension of a borrowing base limitation waiver and the conversion by Laurus of debt into the Registrant's common stock.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      TRANSGENOMIC, INC.

                                      By /s/ Mitchell L. Murphy
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                                         Mitchell L. Murphy
                                         Vice President, Secretary and Treasurer

March 18, 2005